SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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               Date of report (Date of earliest event reported): July 9, 2003
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                           THE STRIDE RITE CORPORATION
             (Exact name of registrant as specified in its charter)


           Massachusetts                1-4404                04-1399290
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      (State or other jurisdiction (Commission File Number) (IRS Employer
       of incorporation)                                    Identification No.)



              191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420
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                    (Address of principal executive offices) (Zip code)


                               (617) 824-6000
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                  (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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Item 7.       Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number      Title

99.1        Press Release of The Stride Rite Corporation issued on July 9, 2003
99.2        Press Release of The Stride Rite Corporation issued on July 9, 2003
99.3        Press Release of The Stride Rite Corporation issued on July 9, 2003


Item 9.  Regulation FD Disclosure

On July 9, 2003, The Stride Rite Corporation announced the promotion of Richard
T. Thornton to President and Chief Operating Officer effective August 1, 2003 and the appointment of a new director, James F. Orr III. On the same day, Richie Woodworth was appointed to succeed Richard Thornton as President of Tommy Hilfiger Footwear, Inc. Attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3 are copies of the Corporation's press releases dated July 9, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended.



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                                   SIGNATURES

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    THE STRIDE RITE CORPORATION



Date: July 9, 2003                     By:   /s/ Frank A. Caruso
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                                          Frank A. Caruso
                                          Chief Financial Officer